UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

SINO AGRO FOOD, INC.
 (Exact name of small business issuer as specified in its charter)

Commission File No. 000-54191

Nevada (State or other Jurisdiction of Incorporation or Organization)	33-1219070 (I.R.S. Employer Identification No.)

Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (860) 20 22057860

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On April 10, 2012, Sino Agro Food, Inc. (“SIAF”) issued a press release and a related data sheet regarding SIAF’s financial results for its fiscal year ended December 31, 2011. A copy of SIAF’s press release and related data sheets are attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01                      Regulation FD Disclosure.

Earnings Call Information

The Registrant will host an earnings call and web conference with presentation on April 18th, 2012 at 10:00 AM EST to discuss financial results for 2011 as well as provide guidance for 2012. To participate in the conference call and web presentation please make note of the following information:

Date: April, 18th, 2012
Time: 10:00 AM, U.S. Eastern Standard Time

Participant Dialing Instructions:
Toll Free Number: (1-800) 868-1837
Direct Dial Number: (1-404) 920-6440
Conference Code: 486548#

Conference Playback Instructions:
Toll Free Number: (1-800) 704-9804
Direct Dial Number: (1-404) 920-6604
Conference Code: * then 486548#

Web Conference Login:

https://www.accuconference.com/join

Enter your conference dial-in number, conference code and name, and then click Join.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.                      Description

99.1                      Text of press release and related data sheets issued by Sino Agro Food, Inc. on April 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO AGRO FOOD, INC.

Date: April 10, 2012	BY:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer